UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported) July 10, 2012

COMPUTER TASK GROUP, INCORPORATED

(Exact Name of Registrant as Specified in Its Charter)

NEW YORK	1-9410	16-0912632
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

800 Delaware Avenue, Buffalo, NY		14209
(Address of Principal Executive Offices)		(Zip Code)

(716) 882-8000

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

On July 10, 2012, the Registrant issued a press release announcing a conference call to discuss the Registrant’s 2012 second quarter financial results. The press release is attached to this report as Exhibit 99.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits:

99	Press release dated July 10, 2012 issued by Computer Task Group, Incorporated announcing a conference call to discuss its 2012 second quarter financial results.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMPUTER TASK GROUP, INCORPORATED

Date: July 10, 2012	By:	/s/ Peter P. Radetich

Name: Peter P. Radetich
Title: Senior Vice President & Secretary

EXHIBIT INDEX

Exhibit Number	Description

99	Press release dated July 10, 2012 issued by Computer Task Group, Incorporated announcing a conference call to discuss its 2012 second quarter financial results.